UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2019

SG BLOCKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

195 Montague Street, 14th Floor

Brooklyn, NY 11201

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

CPF GP 2019-1 LLC Loan Extension

On November 7, 2019, the Company and CPF GP 2019-1 LLC (“CPF GP”) entered into Second Amendment to Loan Agreement and Promissory Note (the “Second Amendment”), pursuant to which the parties amended that certain Loan Agreement and Promissory Note, dated October 3, 2019 (the “Loan Agreement”), as amended on October 15, 2019. Under the Second Amendment, the parties agreed to extend the date by which the Company is obligated to make the first installment of the principal amount of the loan (which such installment amount is equal to $500,000) to CPF GP under the Loan Agreement from October 25, 2019 to January 31, 2020 and the second installment from February 28, 2020 to April 15, 2020.

A copy of the Second Amendment is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

RedDiamond Partners, LLC Financing

On November 12, 2019, SG Blocks, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an investor, pursuant to which the Company issued to the investor a senior secured convertible debenture in the principal amount of $480,770 (the “Debenture”) for proceeds of $375,000 (representing an original issue discount of 22%). The Debenture is due 110 days after issuance and is secured under a Security Agreement, dated November 12, 2019, entered into with the investor (the “Security Agreement”) by a security interest in all of the Company’s existing and future assets, subject to existing security interests and exceptions. The Company has the right to redeem all or a portion of the outstanding principal of the Debenture (i) prior to the maturity date without interest and with no conversion by the investor and (ii) after the maturity date at a premium of 120%, and with interest accruing at 24% from the maturity date.

The Debenture is convertible into shares of the Company’s common stock only upon (i) the occurrence of an Event of Default (as defined in the Debenture) or (ii) at maturity in the event any principal remains outstanding, at a conversion price equal to the lower of (x) 67.5% of the lowest daily VWAPs of the common stock during the five consecutive trading days immediately preceding the Event of Default or date of maturity or (y) if the Debenture is not fully paid as of the Maturity, the lowest daily VWAP during the ten (10) consecutive trading days immediately preceding the date of the applicable Conversion, and based on a conversion amount determined by the product of (x) the portion of the principal and accrued interest to be converted and (y) 120% or (y) if the Debenture is not fully paid as of the Maturity Date and no conversions have been effected under the Debenture, the lowest daily VWAP during the ten (10) consecutive Trading Days immediately preceding the date of the applicable Conversion; provided, however, that the Company will not issue any shares of common stock upon conversion of the Debenture if the investor would exceed the aggregate number of shares of common stock which the Company may issue upon conversion or exercise (as the case may be) of the Debenture without breaching the Company’s obligations under the rules or regulations of the Nasdaq Stock Market, including rules related to the aggregate of offerings under NASDAQ Listing Rule 5635(d) (which currently limit such issuance to 1,200,957 shares, which is 19.99% of the Company’s outstanding shares as of the date hereof). In addition, subject to limited exceptions, the investor will not have the right to convert any portion of the Debenture if the investor, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to its conversion and under no circumstances may convert the Debenture if the investor, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to its conversion.

In connection with this transaction, the Company entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with ThinkEquity, a division of Fordham Financial Management, Inc. (the “Placement Agent”), pursuant to which the Company has agreed to pay the Placement Agent a cash fee equal to 9% of the gross proceeds received by the Company from the investor in this transaction, as well as a one-time expense fee of $15,000 for aggregate out-of-pocket expenses incurred collectively in this transaction. Pursuant to the Placement Agency Agreement, the Company also agreed to grant to the Placement Agent or its designees warrants to purchase up to 9% of the aggregate number of shares of common stock underlying the Debenture, which equals 108,086 shares of common stock, at an exercise price of 110% of the closing price of the Company’s common stock on the closing date (the “Placement Agent Warrants”).

The Placement Agent Warrants are exercisable, in whole or in part, commencing on the issuance date and have an exercise period of five years. In the event that there is not an effective registration statement permitting for the resale of the shares underlying the Placement Agent Warrants, the Placement Agent Warrant’s shall be exercisable on a cashless basis. There are significant restrictions pursuant to FINRA Rule 5110 against transferring the Placement Agent’s Warrants and the shares issuable upon exercise of the Placement Agent Warrants during the one hundred eighty (180) days after the closing date.

The foregoing descriptions of the terms of the Debenture, the Placement Agent Warrants, the Purchase Agreement, the Security Agreement and the Placement Agent Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the forms of the Debenture, the Placement Agent Warrants, the Purchase Agreement, the Security Agreement and the Placement Agent Agreement, copies of each of which are filed as Exhibits 4.1, 4.2, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02 in its entirety. The Debenture and Placement Agent Warrant were, and any shares of common stock issuable upon conversion of the Debenture and any shares of common stock issuable upon exercise of the Placement Agent Warrants will be, issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Each of the investor and the Placement Agent, respectively, has represented that it was an “accredited investor,” as defined in Regulation D, and was acquiring the securities described herein for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Debenture, the shares issuable upon conversion of the Debenture, the Placement Agent Warrants and the shares issuable upon exercise of the Placement Agent Warrants have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

4.1	Senior Secured Convertible Debenture, in the principal amount of $480,770, dated November 12, 2019

4.2	Form of Placement Agent Warrant

10.1	Second Amendment to Loan Agreement and Promissory Note dated November 7, 2019 between CPF GP 2019-1 LLC and SG Blocks, Inc.

10.2	Securities Purchase Agreement, by and between SG Blocks, Inc. and RedDiamond Partners LLC, dated November 12, 2019

10.3	Security Agreement, by and between SG Blocks, Inc. and RedDiamond Partners LLC, dated November 12, 2019

10.4	Placement Agency Agreement, by and between SG Blocks, Inc. and ThinkEquity, a division of Fordham Financial Management, Inc., dated November 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SG Blocks, Inc.

Dated: November 13, 2019	By:	/s/ Paul Galvin
Paul Galvin
Chairman and CEO

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